540,000 550 00 6ocument@ ü@ocoIizad&@i 7 date 1@-@fi@025 repe @No. 5093-2 0 p. 1 of 21. APPENDIX 1 REFERENCE PLAN PROTECTION RING 10 N W E Area subject to prohibitions, restrictions, and best-efforts obligations pursuant to Clauses 5 and 10 of the Lease Agreement, and Clause 24 of the @ Project Agreement. 3,660 RIGO ASSETS @ No— , , 16,384 OMA ASSETS ELIGIBLE FOR , EXPLOITATION BY THE COMPANY " NO MAN'S LAND Page: 128/148 ' " 28,054 OMA ASSETS Certificate No . 123456865497 Verify validity at http://www.fojas.cl 540,000 550,000 560,000 570,000 080,000 590,000 600,000 SQM SALAR BPA Mining Assets and Related Parties as of September 16, 2025 f""""l 10 km Protection Zone OMA-Rigo-Sal-Salar Note: This Annex and the map showing the mining concessions comprising Protection Ring 10 must be updated by the end of 2058. Scale: 1:400,000 UTM projection DATUN: PSAD 1956, Zone 19S Sep. - 2025 OQ0’ 0ZOl 7, 37 0, 00 0 38 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0 7, 36 0, 00 0 7, 46 0, 00 0 7, 37 0, 00 0 60 ,0 00 540,000 550 006document6^HeÉ@ocoIized 7 date 1@- -@025 ref. Iít@No.5093-26@d0báq.2s of 21. APPENDIX 2 REFERENCE PLAN FOR PROTECTION RING 2 E 3,660 RIGO ASSETS 16,384 OMA ASSETS SUBJECT TO ,, EXPLOITATION BY THE COMPANY NO MAN'S LAND *\ Page: 129/148 ‘** 28,054 OMA ASSETS Certificate 123456865497 Check validity at http://www.fojas. Symbology 540,000 550,000 560,000 570,000 580,000 590,000 600,000 SQN SALAR BPA Mining Holdings and Related Parties as of September 16, 2025 2 km Protection Zone OMA—Rigo-Sal-Salar Set of mining assets subject to the purchase option specified in Clause 9 of the Lease Agreement Note: This Annex and the graphic representation of the mining concessions comprising Scale: 1:400,000 UTM projection Protection Ring 2 must be updated by the year 2058. DATUM: PSAD 1956, Zone 19S Sept. - 2025 000”00C”ż 36 0, 00 0 7, 38 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 45 0, 00 0 7, 46 0, 00 0 7, 44 0, 00 0 7, 41 0, 00 0 7,3 90 ,O NO 7, 40 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0 7, 46 0, 00 0 Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 3 of 21. 1 Appendix 3 – CORFO’s Access to Information APPENDIX 3 ACCESS TO INFORMATION BY CORFO The following information will be available or provided along with the settlement statements or payment statements, as applicable: (i) Information regarding the extraction and/or production operations carried out on the properties operated by the Company: a. Details regarding brine extraction and reinjection: i. Quarterly submission of the following duly completed annexes: • Table No. 4, table of monthly MOP and SOP extractions. • Table No. 5, reinjection table. ii. Semiannual submission of the following information: • Report with an analysis of extractions, which must contain the following: o Monthly samples taken at existing environmental monitoring points, as well as flow measurements taken on a routine basis by the Company for operational purposes, along with their physical and chemical characteristics (density, %Li, %K, %Na, %SO₄, %Mg). o Supporting documentation for the flowmeter records referred to in the preceding paragraph. o Copy of the chemical analysis certificate for the samples. o Geographic file (KMZ) showing the spatial location of each extraction well. o Information on monthly volumes of direct brine reinjection and their physical and chemical characteristics (density, %Li, %K, %Na, %SO4, %Mg), if applicable. If there is no direct reinjection, this must be expressly stated. o Monthly volumes of indirect reinjection and their physical and chemical characteristics. o Supporting documentation for the flow meter specifications of direct and indirect reinjection systems. o Copy of the chemical analysis report for the reinjected brine. o Evaporation values for the period. o KMZ file containing information on the bitterns and indirect reinjection points or zones. Page: 130/148 Certificate N o. 123456865497 Verify validity at http://www.fojas.cl b. Production Information with quarterly delivery: i. Technical specifications and codes for all products produced from the brines of the Pertenencias. ii. Inventory information on salt stockpiles detailed below as of this date and the corresponding KMZ file containing physical location data indicating the perimeter of the stockpile areas for these salts: • Discarded salts; • Halites; • Sylvite, excluding the metric tons shipped to the potassium chloride plants in the Atacama Salt Flat; • Potassium carnallite, excluding the Mt shipped to the potassium chloride plants in the Atacama Salt Flat; • Bischofite; • Lithium carnallites and other salts (kainites and schoenites); • Potassium and lithium sulfate. iii. Monthly volume report for the aforementioned salts produced during that period, including chemical characteristics. iv. Monthly volumes of each of the final products in all their types by plant (Li₂CO₃ BG and TG, LiOH BG and TG, MOP, SOP, ABO, and others). v. Table No. 6 and Table No. 7. vi. Access to sampling of final products and intermediate salts. Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 4 of 21. 2 Appendix 3 – CORFO’s Access to Information c. Mass balance (metallurgical balance) and efficiency statistics on a semi-annual and annual basis, consolidated into a single document in accordance with Table No. 8. d. Access to relevant production studies and analyses for the purposes of contractual obligations regarding the following areas: i. Geological/Hydrogeological (conceptual models, mathematical-numerical water balances, and their supporting data), which must be shared with the General Water Directorate and the Superintendency of the Environment; ii. Reserve studies; iii. Exploration analyses and information; iv. Chemical studies and/or analyses and/or studies of lithium and potassium recovery/efficiency processes; v. Studies on direct and indirect reinjection and/or brine concentration; and vi. Any future study relevant to the purposes of the contractual obligations relating to the Property and the sustainability of the Atacama Salt Flat. The Parties shall ensure that the performance of the obligations contained in this paragraph does not involve the disclosure of information subject to intellectual and/or industrial property rights owned by the Parties or third parties, namely trade secrets, inventions, know-how, models, samples, designs, technical or operational information, and all drawings, schematics, and diagrams, provided that such materials contain detailed and specific information regarding a process or part thereof. (ii) Information regarding environmental compliance: Page: 131/148 a. All documentation related to environmental assessment procedures associated with the Company’s operations on the Properties and the RCAs issued as a result thereof. This documentation includes materials related to preliminary consultations for entry into the Environmental Impact Assessment System, Environmental Impact Statements, and Environmental Impact Studies, as well as sector-specific environmental permits submitted by the Company. b. The results of the environmental monitoring and follow-up activities required under the RCAs or sectoral authorizations, including those reports that, not being publicly accessible, are submitted solely to the environmental authority, whether the SMA, the General Water Directorate, the National Geology and Mining Service, or any other entity to which environmental information must be provided. c. The results of all environmental monitoring and follow-up activities conducted, as well as the conceptual and numerical models and their respective supporting documentation and relevant studies prepared for the purposes of contractual obligations to analyze the behavior of the environmental components of the Salar de Atacama, provided that such information does not constitute an obligation established in any environmental or sectoral instrument. Similarly, you may access all information relevant for the purposes of contractual obligations that, while not forming part of the documentation specific to a project’s environmental assessment nor belonging to the monitoring activities committed to in environmental qualification resolutions, result from the Company’s best practices for studying the condition of the Salar de Atacama. d. Reports relevant for the purposes of contractual obligations that may arise from environmental monitoring and follow-up systems derived from future agreements with the Council of Atacameño Peoples and/or any entity related to the communities. Certificate 123456865497 Verify validity at http://www.fojas.

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 5 of 21.

(iii) Product marketing information and income calculation:

a. Documents required for determining the sales price and reviewing the quarterly payment status:
   i. Copy of the Company's sales ledger for each quarter in its original currency and a sales subsidiary ledger adapted to the calculation requirements for the payment of royalties.
   ii. Copies of the Company's sales invoices.
   iii. Copies of credit and debit notes duly associated with the invoices for the period.
   iv. Sales ledger and/or sales auxiliary ledger for each of the related parties to the end customer.
   v. Copies of sales invoices from companies related to the Company to the end customer, including credit notes and debit notes, which must not be redacted with respect to customer names, and necessary precautions must be taken to safeguard the confidentiality of the information provided.
   vi. Copy of sales contracts with Unrelated Third Parties and their amendments or purchase orders.
   vii. Copy of the shipping manifest for all domestic sales.
   viii. Report of product shipments from the outgoing weight control system at the Salar de Atacama.
   ix. Certificate of chemical analysis for all sales of the Company's products.
   x. A certificate signed by the general manager for sales of products not originating from the Atacama Salt Flat, accompanied by purchase invoices and inventory records supporting the transaction.
   xi. Table No. 1: Company sales, and Table No. 2: sales to end customers.
   xii. Credit notes associated with invoices from other periods will not be considered in the calculation of revenue.
   xiii. Report on the quantity of Potassium Chloride and Potassium Sulfate (SOP) sent for blending.
b. Export Documents:
   i. Copies of the Single Exit Documents submitted to the National Customs Service for the respective quarterly period. If these are still being processed, the Single Exit Document associated with the respective shipment.
   ii. Copies of the Value Variation Reports (IVV).
   iii. Export Table No. 3.
   iv. *Bill of Lading* for the Shipment.
c. Certificate of the exchange rate observed on the day of payment issued by the Central Bank
d. Updated Product Traceability Report: A database containing the Company's current and past sales, identifying each product's traceability code, as well as the movements of that product among Related Parties, up to its sale to an end customer or an Unrelated Third Party.
e. Agreements and Other Commercial Arrangements:
   The Company must provide detailed information and copies of current commercial agreements with third parties, specifying the nature of such agreements—such as compensation agreements, product buybacks, maquila arrangements, conversion, consignment, marketing, and *off-take agreements*, among others—and the inventory levels involved, if relevant to the nature of the agreement, under which these agreements are implemented.
   It is understood that the foregoing shall apply to products originating from the Territories and sold by either the Company or any of its affiliates, as previously defined.

Page: 132/148
Certificate
o. 123456865497 N
Verify validity at
http://www.fojas.cl

(iv) Access to information submitted to other agencies:

a. Copies of the reports and their respective annexes, forms, and reports that the Company periodically submits to the National Service of Geology and Mining, the SMA, the

3 Appendix 3 – CORFO's Access to Information

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 6 of 21.

General Directorate of Water, the National Forestry Corporation, and the competent Regional Ministerial Secretariat of Agriculture, in accordance with the applicable RCA. In particular, the Company must provide copies of hydrogeological reports, physicochemical and biotic monitoring data, surveys, analyses, studies, audits, compliance objectives and deadlines, and any other information related to the environmental monitoring of its project, along with the respective digital backups of the data sources or origins.
b. Reports and documentation related to the CCHEN's authorization and control procedures, as well as all data necessary to ensure proper cross-checking of information for contract oversight.
c. And any information provided to any other regulatory body regarding production and environmental factors.

(v) Reports on the protection of mining assets:

The Company shall submit an annual report to CORFO detailing all actions related to the administration, management, custody, protection, conservation, safeguarding, care, and ongoing monitoring of the Mining Assets, as well as the mining concessions located within Protection Ring 2 and Protection Ring 10, whether owned by the Company or for which it holds an exploitation title. Such reports must also contain detailed information regarding the condition of surface lands, any non-compliance with regulations, any negative effects on resources, and any other relevant circumstances that may be detected. Notwithstanding the foregoing, the Company shall be obligated to immediately inform CORFO of any circumstance or event that affects or may affect the integrity and continued existence of the aforementioned mining concessions, as well as of any actions the Company takes in connection with the defense undertaken for that purpose.

Page: 133/148
Certificate
123456865497
Verify validity at
http://www.fojas.

4 Appendix 3 – CORFO's Access to Information

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 7 of 21.

Page: 134/148
Certificate
o. 123456865497
Verify validity at
http://www.fojas.cl

TABLE No. 1 QUARTER: 03
SALES INFORMATION YEAR: 2023

(Plant + Period + Lot) Traceability Code	Dus	Document Type	No. Document	Document Date	No. Original Invoice	Original Invoice Date	Customer	A: Yes/No Related?	A: Yes/No Is it a conversion?	Plant	Contract Product Code	Specification Code	Commercial Product	Sales Volume	Sales Unit	Sales Amount	Sales Currency	Remarks
1	0	Domestic Invoice	5242	April 30, 2018	5242	April 30, 2018	SAN FELIPE S.A.	No	No	P6	MgCl2	Bischofite	Bischofite	########	Ton	#######	CLP	
1	0	Domestic Invoice	5243	April 30, 2018	5243	April 30, 2018	SAN FELIPE S.A.	No	No	P6	MgCl2	Bischofite	Bischofite	########	Ton	#######	CLP	

Page: 135/148

Registered Document No. 167 dated September 16, 2025, file No. 5093-2025, p. 8 of 21.

TABLE No. 2 QUARTER: 03
INFORMATION ON SALES RELATED TO UNRELATED CUSTOMERS YEAR: 2023

(Plant + Period + Lot) Traceability Traceability	Original Doc. No.	Branch Name	Document Type	Document Document	Document Date	Customer Name Client	A: Yes/No Related	Contract Product	Commercial product	Sales volume	Sales unit	Sales Amount	Sales currency	Exchange rate	Remarks
	1233	SQM-IB	Invoice	VC18-1745	April 24, 2018	IMPORT EX	No	KCl	MOP-G	27,100	Ton	7,452.50	EURO	0.8191	
	1233	SQM-IB	Invoice	VC18-1641	April 19, 2018	IMPORT EX	No	KCl	MOP-G	28,400	Ton	7,526.00	EURO	0.8075	

Certificate
123456865497
Verify validity at
http://www.fojas.

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 9 of 21. TABLE NO. 3 QUARTER: 03 EXPORT INFORMATION YEAR: 2,023 Document Number Dus Country of Destinatio n No. Document Amount in Original Currency Purchase Agreement Cod Sale Port of Origin Bill of Lading B/L Free On Board FOB Amount Ocean Freight Amount Contract Product Code Remarks 82294147 South Korea 19,526 2,318,400 CFR ANGAMOS PORT HLCUSCL180404744 2,313,600.00 4,800.00 Li2CO3 BG 82294155 South Korea 19,527 644,000 CFR ANGAMOS PORT HLCUSCL180404883 642,400.00 1,600.00 Li₂CO₃ TG TABLE No. 4 QUARTER: 03 MONTHLY EXTRACTION INFORMATION MOP and SOP YEAR: 2023 Average Brine Concentration During the PeriodP6 = Salar Plant Plant Year Month MOP / SOP Extraction Area Total Volume of Brine Extracted During the Period Volume of Brine Extracted (m³) Average Density (Tons/m³) Li % K % Mg % Cl % Na % B % Ca % SO 4 % P6 2023 04 MOP 4557266 1.225 0.176 2,348 TABLE NO. 5 QUARTER: 03 REINJECTION INFORMATION YEAR: 2023 Page: 136/148 Certificate No . 123456865497 Verify validity at http://www.fojas.cl P6 = Salar Plant Plant Year Month (Direct / Indirect) Reinjection System Total Volume of Brine Reinjected During the Period Volume of Reinjected Brine (m³) Average Density (t/m³) Average Concentration of Re-injected Brines During the Period Li % K % Mg % Cl % Na % B % Ca % SO₄ % P6 2023 04 Indirect MOP 362,391.364 1,214 0.151 2,716 Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 10 of 21. TABLE No. 6 QUARTER: 03 INTERIM SALES INFORMATION OF PERIOD YEAR: 2023 Average concentrations in the Period P6 = Salar Plant Plant Year Month Dry Basis Intermediate Salts (TMS) Total Harvest Volume (to 3 Decimals) Quantity (TMS) Li % K % P6 2.023 04 Disposal fees 308,967,000 0.027 0.381 P6 2,023 04 Halite 131,108.594 0.015 1,341 P6 2,023 04 Silvinite 492,869.406 0.046 15,972 P6 2,023 04 CarnalitaK 226,757,000 1,465 8,967 P6 2,023 04 Bischofite 106,071,000 0.390 0.500 P6 2,023 04 CarnalitaLi - - - P6 2,023 04 Sulfate Salts 55,042.080 0.329 12,127 P6 2,023 05 Discarded sales 331,734,000 0.024 0.383 P6 2,023 05 Halite 217,435.887 0.026 1,840 P6 2,023 05 Silvinite 641,979.743 0.048 14,317 P6 2,023 05 CarnalitaK 63,737,000 1,316 7,355 P6 2,023 05 Bischofite 70,199,000 0.921 0.333 P6 2,023 05 CarnalitaLi - - - P6 2,023 05 Sulfate Salts 145,000 0.594 12,448 P6 2,023 06 Discarded sales 333,702,000 0.018 0.312 P6 2,023 06 Halite 159,853.960 0.025 1,828 P6 2,023 06 Silvinite 543,547.040 0.044 15,457 P6 2,023 06 CarnalitaK 147,464,000 0.777 9,770 P6 2,023 06 Bischofite 114,159,000 0.232 0.393 P6 2,023 06 CarnalitaLi 51,108,000 2,263 0.350 P6 2,023 06 Sulfate salts - - - TABLE No. 7 QUARTER: 03 INFORMATION PRODUCTION YEAR: 2023 Page: 137/148 Certificate 123456865497 Verify validity at http://www.fojas. P1= S Carmen Carbonate Plant P2 = S Carmen Hydroxide Plant P6 = Salar Plant Plant Li2CO3BG Li2CO3TG LiOHBG LiOHTG KCl SOP ABO Product Code Contract Year Month Total Quantity Produced (to 3 Decimal Places) Quantity (Tons) % Li₂CO₃ % LiOH % KCl Purity (% of Product) P1 Li₂CO₃ BG 2023 04 1,418.59 99.200 P1 Li₂CO₃ TG 2023 04 2032.89 99.000 P2 LiOH BG 2023 04 145,013 56,500 P2 LiOH TG 2023 04 293,041 55,000 P6 KCL 2023 04 141,245.934 93,970 P6 SOP 2023 04 0 - P6 FEB 2023 04 0 - Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 11 of 21. Page: 138/148 Certificate No . 123456865497 Verify validity at http://www.fojas.cl Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 12 of 21. APPENDIX 4 EQUIVALENTS For the purposes of calculating the equivalence between sold products and the lithium metal allocated as the Baseline Quota, Additional Quota, and Efficiency Quota, the following values and expressions shall be considered: a) For each unit of Lithium Carbonate sold, regardless of its quality and/or content, 0.18787 units of LME shall be accounted for. b) For each unit of anhydrous lithium hydroxide sold, regardless of its quality and/or content, 0.28983 units of LME shall be accounted for. c) For each unit sold of Lithium Hydroxide Monohydrate, regardless of its quality and/or content, 0.16541 units of LME shall be credited. d) For each unit sold of Lithium Sulfate Monohydrate, 0.09221 units of LME will be credited, which assumes a minimum guaranteed export grade of 85% for Lithium Sulfate Monohydrate, considering that lithium sulfate is an intermediate product that is subsequently converted into Lithium Hydroxide for final sale. e) For each unit of anhydrous lithium sulfate sold, 0.10732 units of LME will be recorded, based on a guaranteed minimum export grade of 85% for anhydrous lithium sulfate, given that lithium sulfate is an intermediate product that is subsequently converted into lithium hydroxide for final sale. In the event that the Company decides to produce and market Lithium Chloride, the following values and expressions shall apply: Page: 139/148 f) For each unit of lithium chloride sold, 0.04900 units of LME will be recorded, which assumes a minimum guaranteed export grade of 30% for lithium chloride, given that lithium chloride is an intermediate product that is subsequently converted into lithium carbonate or lithium hydroxide for final sale. In the event that the Company decides to convert Lithium Sulfate into Lithium Products, the following conversion factors apply: g) 1 Mt of lithium sulfate = 0.43684 Mt of lithium carbonate, assuming a minimum guaranteed grade of 85% for lithium sulfate. Certificate 123456865497 Verify validity at http://www.fojas. Appendix 4 – Equivalencies

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 13 of 21.

h) 1 metric ton of lithium sulfate = 0.49618 metric tons of lithium hydroxide, assuming a minimum guaranteed grade of 85% for the lithium sulfate.

In the event that the Company decides to convert lithium carbonate into lithium hydroxide, the following conversion factors apply:

i) 1 Mt of Lithium Carbonate = 1 Mt of Lithium Hydroxide.

j) In the event that the Company decides to convert Other Lithium Products into Lithium Products or Other Lithium Products, the Parties shall agree on the respective conversion factors, equivalencies, and other relevant factors for the purpose of calculating revenue. If no agreement is reached, the conversion factor shall be determined by an independent expert and/or auditor, in accordance with the provisions of the agreed-upon procedure, to the extent applicable.

k) In the event that the Company decides to convert Lithium Products into Other Lithium Products, the Parties shall agree on the respective conversion factors, equivalencies, and other relevant factors for the purpose of calculating rent. If no agreement is reached, the conversion factor shall be determined by an independent expert and/or auditor, in accordance with the provisions of the agreed-upon procedure, to the extent applicable.

l) In the event that the Company decides to convert Potassium Chloride into Other Potassium-Lithium Products, other than Potassium Nitrate and other than Blends (as defined in Annex 6), the Parties shall agree on the respective conversion factors, equivalencies, and other relevant factors for the purpose of calculating rent. If no agreement is reached, the conversion factor shall be determined by an independent expert and/or auditor, in accordance with the provisions of the agreed-upon procedure, as applicable.

Page: 140/148

Certificate No. 123456865497
Verify validity at http://www.fojas.cl

Appendix 4 – Equivalencies

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 14 of 21.

APPENDIX 5

DISTRIBUTION FORMULAS FOR CONTRIBUTIONS TO ATACAMEÑO INDIGENOUS ORGANIZATIONS

For annual contributions, the distribution formulas for each case are as follows:

1. Distribution Formula for the Fund for Contributions to Atacameño Indigenous Communities for Investment and/or Development Projects ("Fund One"):

Contributions for investment and/or development projects that promote the sustainable development of Atacameño indigenous communities in the Salar de Atacama basin that autonomously and voluntarily decide to receive them correspond to the sum of the amounts indicated in Section 18.3.(a) of Clause Eighteen of the Project Contract ("Annual Total Amount").

The Annual Total Amount of Fund One, minus the amount of resources allocated to finance the Collaborating Entity as provided for in Section 18.3(e) of the Project Contract ("Annual Collaborating Entity Amount"), shall be referred to as the "Base Contribution."

Only indigenous communities belonging to the Atacameño or Lickanantay peoples of the Salar de Atacama basin that have been established and registered with CONADI in accordance with the provisions of Law No. 19,253 prior to the Call Date, October 4, 2024, and whose governing body remains in effect as of the End Date of the Dialogue Stage of the Indigenous Consultation, August 8, 2025, with their bylaws required to include mechanisms ensuring the proper use of resources, in accordance with internationally accepted best practices for these purposes (hereinafter, the "Atacameño Indigenous Communities Fund One 2031-2060").

The annual distribution of the Base Contribution among the Atacameño Indigenous Communities Fund One 2031-2060 that are beneficiaries of Fund One shall be carried out by applying the following formula:

Base Contribution = Total Annual Amount – Annual Value of the Collaborating Agency

Annual Contribution per Community i = Fixed i + Vmembers i + Vdistance i

Page: 141/148

$$\textbf{Fixed } \boldsymbol{i} = 50\% \times \frac{\text{Base Contribution}}{N}$$

$$\textbf{Vmembers } \boldsymbol{i} = 40\% \times \frac{\text{Base Contribution} \times \text{Members } i}{\text{Total Members}}$$

$$\textbf{Total Members} = \sum_{1}^{N} \text{Members } i$$

$$\textbf{Vdistance } \boldsymbol{i} = 10\% \times \text{Base Contribution} \times \frac{\text{Community } i \text{ Distance Factor}}{\sum_{i=1}^{N} \text{Community Distance Factor}}$$

Certificate
123456865497
Verify validity
http://www.fojas.

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 15 of 21.

Community i Distance Factor = *Maximum Distance + Minimum Distance – Community i Distance*

Where:

i = Index used to refer to a specific Atacameño Indigenous Community, Fund One 2031–2060.

Community i = Atacameño Indigenous Community Fund One 2031–2060 for which the contribution is calculated.

Distribution Distribution	Description of the Criterion	Formula Description
Fixed i = Fixed amount for Community i.	Equal distribution per year among the Atacameño Indigenous Communities of Fund One 2031–2060 that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made.	***50%*** ***Base Contribution*** *= Total Annual Amount – Annual Value of the Collaborating Agency.* ***N =*** *Number of Atacameño Indigenous Communities under the Fondo Uno 2031–2060 program that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution.*
Vsocios i = Variable amount for Community i.	Distribution of the number of members of Community i relative to the total number of members of all indigenous communities. This only considers the Atacameño Indigenous Communities of Fund One 2031-2060 that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made. The number of members is determined based on information from CONADI as of April of the year in which the Annual Contribution to this Fund.	**40%** ***Base Contribution*** *= Total Annual Amount – Annual Value of the Collaborating Entity.* ***Member i*** *= Number of members of Community i.* ***Total Members*** *= Sum of the number of members of all Atacameñ o Indigenous Fund One 2031-2060, which are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made.*
Vdistance i = Variable amount for Community i.	Distribution based on the distance from Community i, whose allocation is calculated using a factor determined by the distance in kilometers between the farthest community (maximum distance) and the nearest community (minimum distance), to the location East: 562,011 North: 7,393,704 according to WGS84 UTM coordinates (current location of the Company's KCl Management Office (MOP)), in the Salar de Atacama.	**10%** ***Base Contribution*** *= Total Annual Amount – Annual Value of Collaborating Agency.* ***Community i Distance Factor****: This is the maximum distance (km) plus the minimum distance (km), minus the distance (km) from community i to the Company's KCl (MOP) Management Office.* ***Factor Distance Communities****:*

Page: 142/148
Certificate 123456865497 No
: Verify validity at http://www.fojas.cl

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 16 of 21.

	Distance in kilometers is determined based on CONADI's official location data regarding the communities' locations. It only considers the Atacameño Indigenous Communities of Fund One 2031-2060 that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made.	*Sum of the distance factors for all Atacameñ o Indigenous Communities Fund One 2031-2060, which are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made.*

2. Distribution Formula for the Fund for the Development of Atacameño Indigenous Communities ("Fund Two").

The contributions for the development and implementation of initiatives, projects, and/or programs contained in the life and human development plans of the Atacameño indigenous communities of the Salar de Atacama basin that autonomously and voluntarily decide to receive them correspond to the sum of the amounts indicated in Section 18.4(a) of Clause Eighteen of the Project Contract.

Only indigenous communities belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin that have been established and registered with CONADI in accordance with the provisions of Law No. 19,253 prior to the Call Date, October 4, 2024, and whose governing body remains in effect as of the End Date of the Indigenous Consultation Dialogue Phase, August 8, 2025 (hereinafter, the "Atacameño Indigenous Communities Fund Two 2031–2060").

The distribution of Fund Two will be carried out using the following formula:

(a) Polynomial based on proximity to operations and number of members:

(i) 60% for the Atacameño Indigenous Communities Fund Two 2031-2060 located less than 60 km from the site East: 562.011 North: 7,393,704 according to UTM WGS84 coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama) and corresponding to the Atacameño Indigenous Communities of Peine, Socaire, Camar, Talabre, and Toconao.

(ii) 40% for the Atacameño Indigenous Communities of Fondo Dos 2031-2060 located more than 60 km from the location East: 562.011 North: 7.393.704 according to UTM WGS84 coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama).

Page: 143/148

Certificate
123456865497
Check the validity
of http://www.fojas.

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 17 of 21.

(b) Then, within each group of Atacameño Indigenous Communities Fund Two 2031–2060 indicated in (i) and (ii) of subsection (a), the resources will be distributed based on two criteria:

- 85% of the fund will be distributed in proportion to the number of members in each community.
- The remaining 15% will be divided equally among the communities within the same group.

1) The formula for contributions to Atacameño Indigenous Communities Fund Two 2031-2060 located less than 60 km from the following coordinates: East: 562.011 North: 7.393.704 according to UTM WGS84 (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama) is expressed as follows:

Annual Contribution per Community i = Fixed i + Vsocios i

$$\textbf{Fixed } \boldsymbol{i} = 15\% \times \frac{\text{Total Annual Amount} \times 60\%}{N1}$$

$$\textbf{Vmembers } \boldsymbol{i} = 85\% \times \frac{\text{Annual Total Amount} \times 60\% \times \text{Members } i}{\text{Total Members}}$$

$$\textbf{Total Members} = \sum_{i=1}^{N1} \text{Members } i$$

Where:

i = Index used to refer to a specific community located less than 60 km from the location East: 562.011 North: 7,393,704 according to UTM WGS84 coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama).

2) The formula for the contribution to Atacameño Indigenous Communities Fund Two 2031-2060 located more than 60 km from the location East: 562.011 North: 7.393.704 according to UTM WGS84 coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama) is expressed as follows:

Annual Contribution per Community i = Fixed i + Vmembers i

$$\textbf{Fixed } \boldsymbol{i} = 15\% \times \frac{\text{Total Annual Amount} \times 40\%}{N2}$$

$$\textbf{Vmembers } \boldsymbol{i} = 85\% \times \frac{\text{Total Annual Amount} \times 40\% \times \text{Members } i}{\text{Total Members}}$$

$$\textbf{Total Members} = \sum_{i=1}^{N2} \text{Members } i$$

Where:

i = Index used to refer to a specific community located more than 60 km from the location East: 562,011 North: 7,393,704 according to UTM coordinates WGS84 (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama).

Page: 144/148

Certificate N
o. 123456865497
Verify validity at
http://www.fojas.cl

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 18 of 21.

Distribution Distribution	Description of the Criterion	Formula Description
Fixed i = Fixed amount for Community i.	Equal distribution per year among the Atacameño Indigenous Communities of the Fondo Dos 2031–2060 that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made, with respect to which two groups of communities are distinguished: (i) those located within 60 km of the following coordinates: East: 562.011 North: 7.393.704 according to WGS84 UTM coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama); and, (ii) those located more than 60 km from the aforementioned location.	***15%*** ***Total Annual Amount,*** *divided among each group of indigenous communities depending on whether they are (i) less than 60 km, or (ii) more than 60 km away from the location East: 562,011 North: 7,393,704 according to UTM WGS84 coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama).* ***N1*** **=** *Number of Atacameño Indigenous Communities in the Dos 2031-2060 Fund that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made, and that are located less than 60 km* from *the location East: 562.011 North: 7,393,704 according to UTM WGS84 coordinates (current location of the Company's KCl (MOP) Management Office in the Salar de Atacama).* ***N2*** **=** *Number of Atacameño Indigenous Communities in the Fondo Dos 2031-2060 program that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made, and that are located more than 60 km away from the following coordinates: East: 562.011 North: 7,393,704 according to UTM WGS84 coordinates (current location of the KCl Management Office (MOP) of the Company at , , and Salar de Atacama).*
Vsocios i = Variable amount of the Community i.	Distribution of the number of members of Community i within each group, relative to the total number	**85%** ***Total Annual Amount,** which is divided by each group of*

Page: 145/148

Certified 123456865497 Check the validity of http://www.fojas.

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 19 of 21.

	Members of the Atacameño Indigenous Communities Fund Two 2031-2060 from the same group to which they belong. The following two groups of communities are distinguished: (i) those located less than 60 km away from the eastern location: 562.011 North: 7,393,704 according to UTM WGS84 coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama); and (ii) those located more than 60 km from that location. It only considers Atacameño Indigenous Communities Fund Two 2031-2060 that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made. The number of members is determined based on information from CONADI as of April of the year in which the annual contribution to this Fund is calculated.	*indigenous depending on whether they are (i) less than 60 km, or (ii) more than 60 km away from the location East: 562.011 North: 7.393.704 according to UTM WGS84 coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama).* ***Total Members** = Sum of the number of members of the within each group, which are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made.* *The areas are divided based on whether they are more or less than 60 km away from the following location: East: 562.011, North: 7.393.704, according to WGS84 UTM coordinates (current location of the KCl Management Office (MOP) of the company at , , and Salar in Atacama).*

3. Distribution Formula for the Exclusive Contribution Fund for the financing of projects and/or initiatives of Atacameño Indigenous Associations ("Fund Four").

Contributions for projects and/or initiatives of Atacameño Indigenous Associations in the Salar de Atacama basin, which are related to their original purpose of creation, in accordance with the provisions of their bylaws, and which autonomously and voluntarily decide to receive them, correspond to the sum of the amounts indicated in Section 18.6(a) of Clause Eighteen of the Project Contract.

The total annual amount comprising Fund Four, minus the amount of resources allocated to finance the Technical Support Agency as regulated in Section 18.6(f) of Clause Eighteen of the Project Contract, shall be referred to as the "Annual Contribution."

Only indigenous associations belonging to the Atacameño or Lickanantay peoples of the Salar de Atacama basin that have been established and registered in accordance with the regulations of the

Page: 146/148
Certificate N
o. 123456865497
Verify validity at
http://www.fojas.cl

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 20 of 21.

Law No. 19,253 with CONADI prior to the Call Date, October 4, 2024, and that its bylaws remain in effect as of the End Date of the Dialogue Phase of the Indigenous Consultation, August 8, 2025; furthermore, its bylaws must include mechanisms that ensure the proper use of resources, in accordance with internationally accepted best practices for these purposes, and that they maintain regular and active operations in accordance with their founding objectives (hereinafter, the "Atacameño Indigenous Associations").

The distribution of the Annual Contribution from Fund Four shall be made by applying the following formula:

(a) 40% shall be distributed to the Atacameño Indigenous Irrigators' Associations that hold water use rights.
(b) 60% shall be distributed to the other Atacameño Indigenous Associations with a purpose of organization different from that indicated in subparagraph (a).

Within each group of Atacameño Indigenous Associations listed in (a) and (b), funds will be distributed according to the number of Atacameño members registered with CONADI.

1) The formula for the contribution to Atacameño Indigenous Associations of irrigators holding water use rights is expressed as follows:

Annual Contribution = Total Annual Amount – Annual Technical Support Agency Amount

Annual Contribution per Association i = Vmembers i

$$\textbf{\textit{Vmembers i}} = \frac{\textit{Annual Contribution x 40\% x Members i}}{\textit{Total Members}}$$

$$\textbf{\textit{Total Members}} = \sum_{i=1}^{Ni} \textit{Members i}$$

Where:
i = Index used to refer to a specific Atacameño Indigenous Irrigation Association.

2) The formula for the contribution to Atacameño Indigenous Associations established for purposes other than those specified in subsection (a) is expressed as follows:

Annual Contribution = Total Annual Amount – Annual Value of Technical Support Agency

Page: 147/148

Annual Contribution per Association i = Vmembers i

$$\textbf{Vmembers } \boldsymbol{i} = \frac{\text{Annual Contribution x 60\% x Members } i}{\text{Total Members}}$$

$$\textbf{Total Members} = \sum_{i=1}^{N2} \text{Members } i$$

Where:

i = Index used to refer to an association with a purpose other than that specified in subparagraph (a).

Certificate
123456865497
Check validity
http://www.fojas.

Registered Document No. 167, dated September 16, 2025, File No. 5093-2025, p. 21 of 21. Criterion for Distribution Description of the Criterion Formula Description Vsocios i = Variable amount of Association i. Distribution of the number of members in each association within each group, relative to the total number of members in the Atacameño Indigenous Associations belonging to the same group. There are two distinct groups of Atacameño Indigenous Associations (a) those holding water use rights or engaged in irrigation, and (b) those with a different organizational structure than that indicated in subparagraph (a). Only Atacameño Indigenous Associations that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made are considered. The number of members is determined based on information from CONADI as of April of the year in which the Annual Contribution is calculated. Annual Contribution to Fund Four = Total Annual Amount – Annual Value of the Technical Support Agency, which are divided by each group of Atacameño Indigenous Associations Atacameño Indigenous Associations depending on whether they are (a) irrigators with water rights, or (b) associations formed for purposes other than (a). N1 = Number of Atacameño Indigenous Associations Atacameño Irrigators Holding Water Rights. N2 = Number of Atacameño Indigenous Associations with a purpose of formation different from that indicated in (a). Members i = Number of members of association i. Total Members = The sum of the number of members of all Atacameñ o Indigenous Associations within each group that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made. The groups are divided into indigenous associations dependin g on whether they are (a) irrigators with water rights, or (b) associations of a different nature than (a). Page: 148/148 Certificate No . 123456865497 Verify validity at http://www.fojas.cl